(logo Great American Financial Resources)
Annuity Investors Life
Insurance Company
PO Box 5423
Cincinnati, Ohio 45201-5423
www.GAFRI.com

Shipping Address:
525 Vine Street, 7th Floor
Cincinnati, Ohio 45202

Phone 800-789-6771
Fax 513-412-3766
Dear Commodore Variable Annuity Contract Owner or Participant:
Thank you for choosing Annuity Investors Life Insurance Company® to help meet your retirement planning needs. Annuity Investors® Life is a proud member of the Great American Financial Resources®, Inc. family of companies, and we appreciate the opportunity to serve you.
The enclosed document is the December 31, 2006 Annual Report information for the underlying investments of your Commodore® variable annuity contract, issued by Annuity Investors Life Insurance Company. This document is reflective of your subaccount allocation as of this date.
Please note any discussion of performance within the portfolio reports may differ from performance information reported by our company. This is because performance reported by our company includes your contract’s fees and charges. Keep in mind, past performance cannot predict or guarantee future returns
If you have any questions, please contact either your investment professional or the Annuity Investors Life Variable Annuity Service Center at (800) 789-6771. We thank you for your business and look forward to serving you in the future.
Sincerely,
Great American Financial Resources
This report is for the information of owners of, and participants in, contracts issued by Annuity Investors Life Insurance Company. It is authorized for distribution to others only when preceded or accompanied by a current prospectus, which contains complete information, including charges and expenses. For more information or to request a prospectus, please call (800) 789-6771.

Principal Underwriter/Distributor: Great American Advisors®, Inc., member NASD, and an affiliate of Annuity Investors Life Insurance Company, 525 Vine Street, Cincinnati, OH 45202	Our subsidiaries include:	Great American Life Insurance Company®
Annuity Investors Life Insurance Company®
Loyal American Life Insurance Company®
United Teacher Associates Insurance Company
Manhattan National Life Insurance Company

Attachment A—List of Underlying Portfolios
Annuity Investors Variable Account A, Registration Nos. 811-07299 and 033-59861
Annuity Investors Variable Account A, Registration Nos. 811-07299 and 033-65409

1940 Act Number

AIM Variable Insurance Funds	811-07452
• AIM V.I. Capital Development Fund—Series I Shares
• AIM V.I. Government Securities Fund—Series I Shares
• AIM V.I. Premier Equity Fund—Series I Shares

American Century® Variable Portfolios, Inc.	811-05188
• American Century VP Large Company Value Fund—Class I
• American Century VP Mid Cap Value Fund—Class I
• American Century VP Ultra® Fund—Class I
• American Century VP VistaSM Fund—Class I

BlackRock Variable Series Funds, Inc.	811-03290
• BlackRock Basic Value V.I. Fund—Class I
• BlackRock Money Market V.I. Fund—Class I
• BlackRock Global Allocation V.I. Fund—Class I
• BlackRock High Income V.I. Fund—Class I

Dreyfus Investment Portfolios	811-08673
• Dreyfus IP Technology Growth Portfolio—Initial Shares

The Dreyfus Socially Responsible Growth Fund, Inc.—Initial Shares	811-07044

Dreyfus Stock Index Fund, Inc.—Initial Shares	811-05719

Dreyfus Variable Investment Fund	811-05125
• Dreyfus VIF Appreciation Portfolio—Initial Shares
• Dreyfus VIF Developing Leaders Portfolio—Initial Shares
• Dreyfus VIF Growth and Income Portfolio—Initial Shares
• Dreyfus VIF Money Market Portfolio

DWS Investments VIT Funds	811-07507
• DWS Small Cap Index VIP—Class A

Janus Aspen Series	811-07736
• Janus Aspen Series Balanced Portfolio—Institutional Shares
• Janus Aspen Series Forty Portfolio—Institutional Shares
• Janus Aspen Series Int’l Growth Portfolio—Service Shares
• Janus Aspen Series Mid Cap Growth Portfolio—Institutional Shares

Oppenheimer Variable Account Funds	811-04108
• Oppenheimer Capital Appreciation Fund/VA—Initial Shares
• Oppenheimer Main Street Fund®/VA—Initial Shares

PIMCO Variable Insurance Trust	811-08399
• PIMCO VIT High Yield Portfolio—Administrative Class
• PIMCO VIT Real Return Portfolio—Administrative Class

Van Kampen—The Universal Institutional Funds, Inc.	811-07607
• Van Kampen UIF Core Plus Fixed Income Portfolio—Class I
• Van Kampen UIF U.S. Mid Cap Value Portfolio—Class I
• Van Kampen UIF U.S. Real Estate Portfolio—Class I

Janus Aspen Series	811-07736
• Janus Aspen Series Worldwide Growth Portfolio—Inst. Shares (closed)